U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015

SHEA HOMES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

CALIFORNIA	333-177328	95-4240219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Brea Canyon Road, Walnut, California 91789

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (909) 594-9500

Not Applicable

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On March 12, 2015, Shea Homes Limited Partnership (the “Company”) and Shea Homes Funding Corp. announced the pricing of their 5.875% Senior Notes due 2023 and 6.125% Senior Notes due 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated March 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEA HOMES LIMITED PARTNERSHIP

By:	/s/ Andrew H. Parnes
Name:	Andrew H. Parnes
Title:	Chief Financial Officer

Date: March 12, 2015

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated March 12, 2015